SUPPLEMENT DATED DECEMBER 28, 1999
                       TO PROSPECTUS DATED MAY 1, 1999 FOR

                     PRUDENTIAL VARIABLE APPRECIABLE ACCOUNT
                     PRUCO LIFE VARIABLE APPRECIABLE ACCOUNT


                 Variable Appreciable Life Insurance Contracts
                   Variable Universal Life Insurance Contracts
       Survivorship Preferred Variable Universal Life Insurance Contracts


     The following paragraph is inserted on the inside front cover page of the prospectuses, immediately following the last paragraph on the page:

     The Contract may be purchased through registered representatives located in banks and other financial institutions. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency and may lose value. An investment is also not a condition to the provision or term of any banking service or activity. The participating bank is not a registered broker-dealer and is not affiliated with Pruco Securities Corporation.


BANK-SUP ed. 12/99